SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement         [ ] Confidential, For Use Of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)0

[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------

                            Full House Resorts, Inc
                (Name of Registrant as Specified in Its Charter)


                                      N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3) Filing Party:
--------------------------------------------------------------------------------
     (4) Date Filed:
--------------------------------------------------------------------------------

                            FULL HOUSE RESORTS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 15, 1998

To the Stockholders
of Full House Resorts, Inc.:


                  NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of Full House Resorts, Inc., ("Full House"), will be held at 1:00 p.m., local time, on June 15, 1998, at the DoubleTree Hotel Del Mar, 11915 El Camino Real, San Diego, California 92130, for the following purposes:

         1. To elect five (5) directors to the Board of Directors of Full House to hold office until the next Annual Meeting of Stockholders of Full House following their election or until their successors are duly elected and qualified;

         2. To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as independent accountants of Full House for the current year; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                  The Board of Directors has fixed the close of business on May 7, 1998 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

                  Whether or not you expect to be present, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                              By Order of the Board of Directors

                                              Megan G. McIntosh
Deadwood, South Dakota                        Secretary
May 15, 1998

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1998 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            FULL HOUSE RESORTS, INC.

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


                  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Full House Resorts, Inc. ("Full House" or the "Company"), of proxies from the holders of the Common Stock of Full House, par value $.0001 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Stockholders of Full House to be held on June 15, 1998, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

                  The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders is May 15, 1998. Stockholders should review the information provided herein in conjunction with the 1997 Annual Report on Form 10-KSB of Full House, a copy of which report accompanies this Proxy Statement. The principal executive offices of Full House are located at Deadwood Gulch Resort, Highway 85 South, P.O. Box 643, Deadwood, South Dakota 57732, and its telephone number is (605) 578-1294.

                          INFORMATION CONCERNING PROXY

                  The enclosed proxy is solicited on behalf of the Board of Directors of Full House. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Secretary of Full House at the headquarters of Full House a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by Full House at or prior to the Annual Meeting.

                  The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by Full House. In addition to the use of mail, employees of Full House may solicit proxies personally and by telephone. The employees of Full House will receive no compensation for soliciting proxies other than their regular salaries. Full House may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. Full House may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

                  At the Annual Meeting, the stockholders of Full House will consider and vote upon the following matters:

         (1) The election of five (5) directors to the Board of Directors of Full House to serve until the next Annual Meeting of Stockholders of Full House following their election or until their successors are duly elected and qualified;

         (2) To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as independent accountants of Full House for the current year; and

         (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

                  Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the five nominees for director named below, and in favor of the ratification of the appointment of Deloitte & Touche LLP. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

                  The Board of Directors has set the close of business on May 7, 1998 as the record date (the "Record Date") for determining stockholders of Full House entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,340,380 shares of Common Stock issued and outstanding, each of which is entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. In addition, there were 700,000 shares of the Series 1992-1 Preferred Stock of Full House outstanding (the "Preferred Stock"), each of which is entitled to vote on all matters coming before the Annual Meeting.

                  The attendance, in person or by proxy, of the holders of 40% of the outstanding shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors are elected by a plurality vote of the shares of Common Stock and Preferred Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of the majority of the shares of Common Stock and Preferred Stock represented in person or by proxy at the Annual Meeting will be required for the approval of any other matters that may be submitted to a vote of the stockholders, unless the matter is one for which a greater vote is required by law or by the Certificate of Incorporation or Bylaws of Full House.

                  A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item to be acted upon at the meeting, a properly executed proxy marked "ABSTAIN" will not be voted on such matters, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote against the matter in question, whereas shares not voted due to the failure of a broker to exercise his discretionary authority are not tabulated for purposes of determining whether a proposal has been approved.

                               SECURITY OWNERSHIP

                  The following table sets forth, as of May 7, 1998, information with respect to the beneficial ownership of the Common Stock by (i) each person known by Full House to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of Full House, (iii) the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of Full House as a group.




              NAME AND ADDRESS                                SHARES OF COMMON                    PERCENTAGE  OF COMMON
              OF BENEFICIAL OWNER                               STOCK OWNED(1)                     STOCK OUTSTANDING(2)
---------------------------------------------                 -----------------                  -------------------------


William P. McComas(3)                                         1,440,037(4)(5)(6)                       13.3%

Robert L. Brock(3)                                                   -0-                                *

James C. Gilstrap(3)                                                500                                 *

Lee A. Iacocca(3)                                             1,306,471(4)(6)(8)                       12.3%

LKL Family Limited Partnership                                1,306,471(6)                             12.3%
10900 Wilshire Boulevard., Suite 520
Los Angeles, California 90024

Ronald K. Richey(3)                                             202,200(6)                              1.9%

Gregg R. Giuffria(3)                                             70,001(7)                              *

William R. Jackson(3)                                           102,000(7)                              1.0%

Allen E. Paulson                                              2,560,000(4)(9)                          24.5%
6001 Clubhouse Drive
P. O. Box 9660
Rancho Santa Fe, California 92067

All Officers and Directors                                    3,121,163(10)                            27.5%
as a Group (8 Persons)

------------
*   Less than 1%

(1) Shares are considered beneficially owned, for purposes of this table only, if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares the power to vote, to direct the voting of and/or dispose of or to direct the disposition of, such security, or if the person has a right to acquire beneficial ownership within 60 days, unless otherwise indicated in these footnotes.
(2) Based on 10,340,380 shares of Common Stock outstanding. Any securities outstanding which are subject to presently exercisable options or warrants are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
(3) The address for Messrs. , McComas, Brock, Gilstrap, Iacocca, Richey, Giuffria and Jackson is c/o Deadwood Gulch Resort, Highway 85 South, Deadwood, South Dakota 57732.
(4) Pursuant to an Option Agreement dated December 29, 1995, Messrs. McComas, Iacocca and Paulson have granted an option to GTECH Corporation to purchase their shares of Common Stock should they propose to transfer the same.
(5) Includes 350,000 shares of Common Stock into which 350,000 shares of Series 1992-1 Preferred Stock (50% of such class) presently may be converted.
(6) Includes options to purchase 150,000, 250,000 and 110,000 shares of Common Stock for Messrs. McComas, Iacocca and Richey, respectively.
(7) Includes options to purchase 70,001 and 100,000 shares of Common Stock for Messrs. Giuffria and Jackson, respectively.
(8) Includes 1,056,471 shares held by the LKL Family Limited Partnership of which Lee A. Iacocca is the General Partner.
(9) Includes options to purchase 100,000 shares of Common Stock and 2,000,636 shares held by the Allen E. Paulson Living Trust of which Mr. Paulson is the trustee.
(10) Includes (i) 350,000 shares of Common Stock into which 350,000 shares of Series 1992-1 Preferred Stock (50% of such class) presently may be converted and (ii) 680,001 shares of Common Stock which may be purchased upon exercise of currently exercisable options.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Full House, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish Full House with copies of all such reports they file.

                  To the knowledge of Full House, based solely on a review of the copies of such reports furnished to Full House and written representations that no other reports were required, the officers, directors and greater than ten percent beneficial owners of Full House have complied with all applicable
Section 16(a) filing requirements.

                         ELECTION OF DIRECTORS; NOMINEES

                  The Bylaws of Full House provide that the number of directors constituting the Board of Directors shall be fixed from time to time by the Board of Directors. The Board of Directors has fixed at five the number of directors that will constitute the Board for the ensuing year.

                  Each Director elected at the Annual Meeting will serve for a term expiring at the 1999 Annual Meeting of Stockholders of Full House or when their successor has been duly elected and qualified. Each of the current members of the Board of Directors, consisting of William P. McComas, Robert L. Brock, James C. Gilstrap, Lee A. Iacocca and Ronald K. Richey has been nominated by Full House to be re-elected as a Director at the Annual Meeting.

                  The Board of Directors has no reason to believe that any of the nominees will refuse to act or be unable to accept election; however, in the event that any of the nominees is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

                  The names, ages and positions of all directors and executive officers of Full House as of May 7, 1998 are listed below, followed by a brief account of their business experience during the past five years.

                  NAME                               AGE                            POSITIONS
                 ------                             -----                          -----------
         William P. McComas                          71                            Chairman and Chief Executive
                                                                                   Officer

         Robert L. Brock                             73                            Director

         James C. Gilstrap                           62                            Director

         Lee A. Iacocca                              73                            Director

         Ronald K. Richey                            71                            Director

         Gregg R. Giuffria                           46                            President and Chief Operating Officer

         William R. Jackson                          48                            Executive Vice President-Corporate
                                                                                   Finance

         Megan G. McIntosh                           42                            Secretary


                  WILLIAM P. MCCOMAS served as interim President of Full House Resorts between October 7, 1997 and April 9, 1998 and became Chairman of the Board and Chief Executive Officer on March 5, 1998. Mr. McComas has been a Director of the Company since November, 1992. He has been President of McComas Properties, Inc., a California real estate development company since January 1984. Mr. McComas and companies controlled by him have owned or developed several hotels and resorts, including Marina Bay Resort, Fort Lauderdale, Florida; Ocean Colony Hotel and Resort, Half Moon Bay, California; Residence Inn by Marriott, Somers Point, New Jersey; and five Holiday Inns located in Des Moines, Iowa; San Angelo, Texas; Suffern, New York; Niagara Falls, New York; and Fort Myers, Florida.

                  ROBERT L. BROCK has been a Director of the Company since March 11, 1998. He has been Chairman and Chief Executive Officer of Brock Hospitality, Inc. and President and Chief Operating Officer of 2nd Home Hotel Company, LLC since 1994. Mr. Brock was Chairman/Founder of Park Inns International, Inc., a hotel company which franchised and managed Park Plaza and Park Inn International hotels in the U.S., from 1986 to 1994. He is an attorney and has served as President of the International Association of Holiday Inns, and as chief counsel for the Securities Commission of Kansas as well as a member of the Federal Small Business Administration Advisory Counsel. Mr. Brock was the developer of the Holidome and of the Brock Residence Inn system (now Residence

Inns by Marriott), and has been called "the guru of the hotel industry" by the Wall Street Journal. He also serves as a Trustee of the University of Kansas Endowment Association and of the Menninger Foundation.

                  JAMES C. GILSTRAP has been a Director of the Company since March 10, 1998. He has been Co-chairman of the Board of Directors of CardioDynamics International Corporation since June 1996 and served as Chairman of the Board from February 1995 to June 1996. Mr. Gilstrap has for more than the past five years managed a portfolio of personal investments. He is a retired Partner of Jefferies & Company, where he served as Senior Executive Vice President, and a Member of the Executive Committee. He is a past President of the Dallas Securities Dealers and served as a member of the Board of Governors of the National Association of Securities Dealers. Mr. Gilstrap founded the 1,700 member PGA West Members Association, of which he is President. Mr. Gilstrap is also an accomplished horseman, competing in major polo tournaments throughout the world and representing the United States on winning teams in open competition against the best players in the world.

                  LEE A. IACOCCA has been a Director of the Company since April 8, 1998. In March 1998, he assumed the role of Acting Chairman of Koo Koo Roo, Inc., which operates 52 restaurants, including Hamburger Hamlet restaurants and the Arrosto Coffee Company. In 1997, he founded EV Global Motors, to design, market and distribute the next generation of electric vehicles. Mr. Iacocca is former Chief Executive Officer and Chairman of the Board of Directors of Chrysler Corporation, retiring from those positions in 1992. He retired as a Chrysler Director in September 1993 and continued to serve as a consultant to Chrysler until 1994. He is Chairman of the Iacocca Foundation, a philanthropic organization dedicated to educational projects and the advancement of diabetes research, and is Chairman of the Committee for Corporate Support of Joslin Diabetes Foundation. Mr. Iacocca is also Chairman Emeritus of the Statue of Liberty - Ellis Island Foundation and serves on the Advisory Board of Reading Is Fundamental, the nation's largest reading motivation program.

                  RONALD K. RICHEY has been a Director of the Company since April 9, 1996. He was Chairman of Torchmark Corporation, an insurance holding company from August 1986 until his retirement from Torchmark in March 1998. Mr. Richey was Chief Executive Officer of that company from December 1984 until his retirement. From December 1984 through August 1986, he was President of Torchmark Corporation. Mr. Richey is an attorney and a member of the Oklahoma Bar Association.

                  GREGG R. GIUFFRIA has been serving Full House as President since April 10, 1998 and as Vice President of Corporate Development since December 1997. Mr. Giuffria also owns American Laser Cutting, Inc., a state-of-the-art industrial laser facility in Las Vegas which specializes in gaming manufacturing uses, and was an independent gaming consultant from 1996 to 1997. He headed Corporate Development for Casino Data Systems, Inc. from 1995 to 1996, with responsibilities for design and development of innovative technology in new casino games. Mr. Giuffria was President of American Leisure Technologies from 1992 to 1995, after 20 years in the music, film and publishing business.

                  WILLIAM R. JACKSON has been Executive Vice President-- Corporate Finance of Full House since June, 1994. Mr. Jackson was the Chief Financial Officer of Westinghouse Communities, Inc. for over 6 years. Mr. Jackson received a Bachelor of Business Administration Degree in Accounting from Stetson University in Deland, Florida. He is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants.

                  MEGAN G. MCINTOSH has been employed by Full House since December 1, 1994 and has been the Secretary of Full House since November 20, 1995. From April 1991 until she joined Full House, Ms. McIntosh was an administrative assistant for a civil engineering firm located in California. Prior to that time, Ms. McIntosh was an administrative assistant for a real estate development firm located in Southern California.

                  Allen E. Paulson served as Chairman of the Board of Directors and Chief Executive Officer of the Company from August 20, 1994 until his resignation on March 5, 1998. Mr. Paulson resigned from his position as a Director of Full House Resorts on April 7, 1998.

                  Directors of Full House who are not employees may receive a fee for attendance at meetings of the Board of Directors of Full House, and are entitled to reimbursement for reasonable expenses of such attendance. No fees for attendance at meetings have been paid to date.

                  All non-employee directors are eligible to participate in the 1992 Non-employee Director Stock Plan. However, no non-employee director is eligible to receive options if at the time such option would otherwise be granted, such non-employee director is directly or indirectly the beneficial owner of more than ten percent of any class of equity security of the Company which is registered pursuant to the Securities and Exchange Act of 1934, as amended. Options to purchase 10,000 shares are granted pursuant to the Plan immediately following each annual meeting of the Company's stockholders at an exercise price equal to the Market Price at the date of grant. The Market Price is the average of the "Fair Market Value" (as such term is defined in the Director Stock Plan) of the Common Stock for all trading days during the thirty calendar days preceding the date on which the option is granted. Each option shall be exercisable for a five-year period commencing six months after the date of grant. Each such option shall expire five years and six months after the date of grant.

                  Messrs. Richey and Brock are members of a committee administering the 1992 Incentive Plan of Full House. Mr. McComas served on this committee until he assumed the role of President and COO in October 1997. Full House has a separate audit committee, on which directors Richey, Brock and Gilstrap serve. A Chairman of the Audit Committee will be selected at its next meeting.

                  The officers of Full House are elected annually and serve at the discretion of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS

                  During the year ended December 31, 1997, the Board of Directors held six meetings. During 1997, no director attended less than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

                             EXECUTIVE COMPENSATION

                  The following table sets forth the aggregate compensation paid to the Chief Executive and Chief Financial Officers of Full House for services in all capacities to Full House and its subsidiaries during the fiscal year ended December 31, 1997 (no other executive officer received over $100,000 in annual salary and bonus in 1997):

                           SUMMARY COMPENSATION TABLE


                                                                                                      LONG-TERM
                                                                                                    COMPENSATION
                                                               ANNUAL COMPENSATION                  -------------
                                                          ----------------------------                NUMBER OF
                                                                             OTHER                   SECURITIES
               NAME                                                          ANNUAL                  UNDERLYING
         PRINCIPAL POSITION           YEAR                SALARY          COMPENSATION                 OPTIONS
        --------------------         ------               ------         -------------              ------------
Allen E. Paulson, Chairman            1997                -0-                  -0-                     250,000
   and Chief Executive Officer        1996                -0-                  -0-                       -0-
                                      1995                -0-                  -0-                       -0-

William R. Jackson,                   1997                $126,000             -0-                       -0-
   Executive Vice President           1996                110,079              -0-                     50,000
   and Chief Financial Officer        1995                81,000               -0-                       -0-



EMPLOYMENT AGREEMENTS

                  The Company and Gregg R. Giuffria have an employment arrangement providing for Mr. Giuffria's employment as President and Chief Operating Officer, at a base salary of $180,000 per year commencing April 10, 1998. Mr. Giuffria was also granted, in connection with his service to the Company, options to purchase a total of 350,000 shares of the Company's Common Stock, of which 70,001 shares were vested as of January 6, 1998.

                  The Company and William R. Jackson have an employment arrangement providing for Mr. Jackson's employment as Chief Financial Officer of the Company. In connection with his employment, Mr. Jackson was granted a total of 60,000 shares in 1994 and 50,000 shares in 1996 of the Company's Common Stock, of which 80,000 were vested as of December 31, 1997.

STOCK OPTIONS

                        OPTION GRANTS IN LAST FISCAL YEAR

                  On March 31, 1997 (the "Grant Date"), the Board of Directors approved a grant of an option ("Option") to each of the Company's Directors, Messrs. Paulson, McComas and Richey, to purchase 250,000 shares of Common Stock, in consideration of the fact that services to the Company by such directors have exceeded and are expected to continue to exceed the duties of a typical corporate director. The stockholders ratified the Options on May 12, 1997 at the Company's 1997 Annual Meeting.

                  The following table sets forth certain information concerning grants of options to purchase Common Stock made during 1997 to the Named Executive Officers.

                                                          PERCENT OF
                                                         TOTAL OPTIONS
                                                          GRANTED TO
                                    NUMBER OF            EMPLOYEES IN             EXERCISE            EXPIRATION
         NAME                    OPTIONS GRANTED             1997                   PRICE                DATE
------------------------       -----------------       ------------------       -------------       ---------

Allen E. Paulson                        250,000               50%                  $3.375               3/02/07
William R. Jackson                      0                     N/A                    N/A                  N/A


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                  The following table sets forth certain information concerning the fiscal year-end value of the unexercised stock options held by the Named Executive Officers. No options were exercised by such officers in 1997.

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                        OPTIONS AT 1997 FISCAL         IN-THE-MONEY OPTIONS AT
                       SHARES ACQUIRED      VALUE             YEAR END                  1997 FISCAL YEAR-END(2)
       NAME             ON EXERCISE       REALIZED(1)  -------------------------      -------------------------
      ------           ----------------  -----------   EXERCISABLE    UNEXERSIABLE    EXERCISABLE  UNEXERCISABLE
                                                       -----------    -------------   -----------  -------------

Allen E. Paulson               -0-              -0-        100,000      150,000           -0-            -0-
William R. Jackson             -0-              -0-         80,000       30,000           -0-            -0-
------------

(1) In accordance with the rules of the Securities and Exchange Commission, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $2.06, the closing price for the Common Stock on December 31, 1997.
(2) The market value of the shares of Common Stock underlying the options held by Messrs. Paulson and Jackson was less than the exercise price of the options at December 31, 1997.

                                PERFORMANCE GRAPH

                  The following line-graph presentation compares cumulative stockholder returns on Full House's Common Stock since August 17, 1993, the date the Common Stock was listed on the Nasdaq SmallCap Market, with the Nasdaq Stock Market index (U.S. companies) and a peer index consisting of companies included in the Nasdaq system engaged in the gaming industry (sic 7010-7019). The following companies were added to the self-determined peer index: Lady Luck Gaming, Presidents Casinos, Dover Downs Entertainment, Europa Cruise Lines, Butler National Corp. and Florida Gaming Corp. The following companies were deleted from last year's peer index: Amerihost Properties, Inc., Buckhead America Corp., Doubletree Corp., Jameson Inns, Inc., Kahler Corp., Kahler Realty Corp., Microtel Franchise & Development Corp., Monarch Casino & Resort, Inc., SKI Ltd., Santa Fe Financial Corp., Sholodge, Inc., Sonesta International Hotels., Station Casinos, Inc., Suppertel Hospitality, Inc. and Transworld Gaming Corp. The 1997 self-determined peer index companies are:

         Bally's Grand Inc.                          Florida Gaming Corp.
         Boardwalk Casino Inc.                       Hollywood Casino Corp.
         Butler National Corp.                       Lady Luck Gaming
         Dover Downs Entertainment                   Presidents Casinos
         Europa Cruise Lines


SYMBOL  CRSP TOTAL RETURNS INDEX FOR:         12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
------  ----------------------------                         56.3      175.0       91.7      106.3       70.8
        FULL HOUSE RESORTS, INC.
        Nasdaq Stock Market (US Companies)        92.8      106.5      104.1      147.2      181.1      222.2
        Self-Determined Peer Group                52.5       89.0       35.7       23.9       29.6       32.6


NOTES:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.       The index level for all series was set to $100.00 on 8/17/93.

                              CERTAIN TRANSACTIONS

                  On March 24, 1994, Allen E. Paulson purchased 1,000,000 shares of Common Stock for $800,000. Full House also issued 500,000 shares of Common Stock to Mr. Paulson in exchange for his agreement to individually provide or to take such actions as were required for a financial institution to provide a commercial line of credit to Full House in the minimum amount of $8 million. Full House valued the shares of stock at $.80 per share based upon the size of the transaction, the fact that the shares were not registered and are not subject to registration rights. In addition, a large block of shares was repurchased by the Company from an unaffiliated then principal stockholder at a price per share and time sequence reasonably close to the transaction with Mr. Paulson. On June 7, 1994, Bank of America, as a result of the joint and several guarantees of the full amount of the loan by Mr. Paulson and the other directors of Full House, provided Full House with a line of credit in the amount of $8 million at the "reference rate" of Bank of America, N.A. All amounts outstanding under this line of credit were repaid in 1996 and the line was canceled. Full House believes that it would have been unable to obtain this line of credit without the actions of Mr. Paulson, as its financial condition would not have supported such an extension of credit.

                  As part of the November 1995 merger of a subsidiary of Full House into Omega Properties Inc., the stockholders of Omega received an aggregate of 500,000 shares of Common Stock and a promissory note of Full House in the principal amount of $375,000. William P. McComas received the note and the other stockholder of Omega received the shares in exchange for their interests as stockholders of Omega. The principal amount of this promissory note accrues interest at a rate equal to the "prime" rate and such principal amount, together with all accrued interest, is due and payable in full upon demand by the holder(s) of this note. Total interest and debt issue costs charged to operations in 1997 and 1996 related to the note payable to Mr. McComas were $31,567 and $34,872, respectively.

                  With respect to the foregoing transactions, Full House believes that such transactions were on terms as favorable to Full House as would have been available from unrelated parties.

                        REPORT ON EXECUTIVE COMPENSATION

                  During 1997, the Board of Directors of Full House administered the compensation program for executive officers.

                  It is the philosophy of the Board of Directors that compensation of executive officers should be closely aligned with the financial performance of Full House. Therefore, benefits are provided to management through stock option incentives and bonuses which are generally consistent with the goal of closely coordinating the rewards to management with the maximization of stockholder return. The compensation of Gregg R. Giuffria, President, and William R. Jackson, the Executive Vice President-Corporate Finance of Full House, reflects this policy. See "Executive Compensation - Employment Agreements."

                  In reviewing the performance of Full House, consideration is given to revenues and earnings and an evaluation is made of strategic planning and Full House's progress in that regard. Also taken into consideration are external economic factors that affect results of operations. An attempt is also made to maintain compensation within the market range. Although review of individual performance is primarily tied to the performance of Full House, it is also, to a lesser extent, subjective.

                  No compensation was paid in 1997 to either William P. McComas, who served as President of Full House between October 7, 1997 and April 9, 1998, or Allen E. Paulson, who served as Chief Executive Officer until March 5, 1998.

                  Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The compensation paid to the Company's executive officers in 1997 did not exceed the $1 million limit per officer, nor is it expected that the compensation to be paid to the Company's executive officers in 1998 will exceed that limit. Although it is possible that the $1 million limit could be exceeded as a result of awards under the Company's 1992 Incentive Plan, the Board intends to monitor such grants in an attempt to ensure that this does not occur. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Board has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

                  The Board of Directors of Full House recommends that the stockholders ratify the appointment of Deloitte & Touche LLP, independent certified public accountants, as the auditors for Full House for 1998.

                  Representatives of Deloitte & Touche LLP are expected to appear at the Meeting, to make a statement if they so desire and to be available to answer appropriate questions from stockholders. If the proposal is not approved, the Board of Directors will reconsider the appointment.

                                 OTHER BUSINESS

                  The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

                  Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a stockholder intending to present a proposal to be included in the proxy statement of Full House for the 1999 Annual Meeting of Stockholders must deliver a proposal in writing to the principal executive offices of Full House no later than January 8, 1999.

                            FULL HOUSE RESORTS, INC.

                             DEADWOOD GULCH RESORT
                                HIGHWAY 85 SOUTH
                          DEADWOOD, SOUTH DAKOTA 57732

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                          COMPANY'S BOARD OF DIRECTORS

         The undersigned holder of Common Stock of Full House Resorts, Inc., a Delaware corporation ("Full House"), hereby appoints William P. McComas and Ronald K. Richey, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse, all of the shares of stock of Full House that the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of Full House to be held on June 15, 1998 at 1:00 p.m., local time, at the DoubleTree Hotel Del Mar, 11915 El Camino Real, San Diego, California 92130, and at any adjournment(s) or postponement(s) thereof.

                               (SEE REVERSE SIDE)

                        PLEASE SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            FULL HOUSE RESORTS, INC.

                                 JUNE 15, 1998

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A [X]   PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.

                                            THE BOARD OF DIRECORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                                            THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR LISTED BELOW.
                 VOTE FOR all nominees
               listed below, except vote     VOTE WITHHELD
               withheld from the following       FROM
                   nominees (if any):        ALL NOMINEES                                                     FOR   AGAINST  ABSTAIN
(1) To elect five (5)      [ ]                    [ ]                  (2) Ratification of the appointment    [ ]     [ ]      [ ]
    directors to the                                                       of Deloitte & Touche LLP to serve
    Board of Directors                                                     as Full House's independent
    of Full House to                                                       accountants for the current year.
    hold office until the next Annual Meeting of Stockholders
    of Full House following their election or until their              (3) In their discretion, the proxies are authorized to vote
    successors are duly elected and qualified.                             upon such other business as may properly come before the
                                                                           Annual Meeting and any adjournments or postponements
                                                                           thereof.



NOMINEES: WILLIAM P. MCCOMAS, ROBERT L. BROCK, JAMES C. GILSTRAP,
          LEE A. IACOCCA AND RONALD K. RICHEY
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

_________________________________________________________________
                                                                       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
                                                                       MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
                                                                       DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE
                                                                       ELECTION OF ALL DIRECTOR NOMINEES LISTED ABOVE, AND THE
                                                                       RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE.

                                                                       PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY
                                                                       RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF
                                                                       MAILED IN THE UNITED STATES.

Signature___________________________________ Signature if held jointly___________________________________ Dated: _______, 1998
                                                                          (SIGNATURE IF HELD JOINTLY)

IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting.
When shares held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by authorized person.